                                                                  EXHIBIT 10.34
===============================================================================




                    ----------------------------------------

                      MATTRESS HOLDINGS INTERNATIONAL, LLC

                       LIMITED LIABILITY COMPANY AGREEMENT

                    ----------------------------------------





                            Dated as of June 30, 1999



THE MEMBERSHIP INTERESTS REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

THE MEMBERSHIP INTERESTS REPRESENTED BY THIS INSTRUMENT ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS AGREEMENT.




===============================================================================

                                Table of Contents
                                -----------------

                                                                          Page
                                                                          ----
ARTICLE 1

         GENERAL .......................................................    1
         1.1  Definitions ..............................................    1
              -----------
         1.2  Construction .............................................    5
              ------------

ARTICLE 2

         ORGANIZATION ..................................................    5
         2.1  Formation ................................................    5
              ---------
         2.2  Name .....................................................    5
              ----
         2.3  Registered Office; Agent .................................    5
              ------------------------
         2.4  Term .....................................................    6
              ----
         2.5  Purpose; Powers ..........................................    6
              ---------------
         2.6  Execution of Documents ...................................    6
              ----------------------

ARTICLE 3

         MEMBERSHIP ....................................................    6
         3.1  Units Generally; Membership Interests ....................    6
              -------------------------------------
         3.2  Authorization and Issuance of Units ......................    6
              -----------------------------------
         3.3  Issuance of Units ........................................    7
              -----------------
         3.4  New Members from the Issuance of Membership Interests ....    7
              -----------------------------------------------------

ARTICLE 4

         CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS ....................    7
         4.1  Capital Contributions ....................................    7
              ---------------------
         4.2  Capital Accounts .........................................    8
              ----------------
         4.3  Negative Capital Accounts ................................    9
              -------------------------
         4.4  No Withdrawal ............................................   10
              -------------
         4.5  Loans From Members .......................................   10
              ------------------
         4.6  Status of Capital Contributions ..........................   10
              -------------------------------

ARTICLE 5

         ALLOCATIONS OF PROFITS AND LOSSES .............................   10
         5.1  Allocation of Profits and Losses .........................   10
              --------------------------------
         5.2  Regulatory and Special Allocations .......................   10
              ----------------------------------
         5.3  Curative Allocations .....................................   11
              --------------------
         5.4  Tax Allocations ..........................................   12
              ---------------

ARTICLE 6

     DISTRIBUTIONS ...................................................   13
     6.1    Generally ................................................   13
            ---------
     6.2    Distributions ............................................   13
            -------------

ARTICLE 7

     MANAGEMENT OF THE COMPANY .......................................   13
     7.1    Officers of the Company ..................................   13
            -----------------------
     7.2    Performance of Duties; Liability of Officers .............   14
            --------------------------------------------
     7.3    Indemnification ..........................................   15
            ---------------

ARTICLE 8

     MEMBERS; VOTING RIGHTS ..........................................   15
     8.1    Voting Rights ............................................   15
            -------------
     8.2    Withdrawal; Resignation ..................................   15
            -----------------------
     8.3    Authority ................................................   15
            ---------
     8.4    Limitation of Liability ..................................   15
            -----------------------

ARTICLE 9

     TRANSFER OF MEMBERSHIP INTERESTS ................................   16
     9.1    Restrictions .............................................   16
            ------------
     9.2    General Restrictions on Transfer .........................   16
            --------------------------------
     9.3    Procedure for Transfers ..................................   16
            -----------------------
     9.4    Limitations ..............................................   17
            -----------

ARTICLE 10

     DISSOLUTION AND LIQUIDATION .....................................   17
     10.1   Dissolution ..............................................   17
            -----------
     10.2   Liquidation ..............................................   18
            -----------

ARTICLE 11

     GENERAL/MISCELLANEOUS PROVISIONS ................................   19
     11.1   Notices ..................................................   19
            -------
     11.2   Governing Law ............................................   19
            -------------
     11.3   Entire Agreement .........................................   19
            ----------------
     11.4   Amendment or Modification ................................   19
            -------------------------
     11.5   Binding Effect ...........................................   20
            --------------
     11.6   Counterparts .............................................   20
            ------------
     11.7   Severability .............................................   20
            ------------
     11.8   Headings .................................................   20
            --------

     11.9     Parties in Interest ....................................    20
              -------------------
     11.10    Further Assurances .....................................    20
              ------------------
     11.11    No Strict Construction .................................    20
              ----------------------
     11.12    Time of the Essence; Computation of Time ...............    20
              ----------------------------------------

                      MATTRESS HOLDINGS INTERNATIONAL, LLC

                       LIMITED LIABILITY COMPANY AGREEMENT
                       -----------------------------------

          This LIMITED LIABILITY COMPANY AGREEMENT of MATTRESS HOLDINGS INTERNATIONAL, LLC (the "Company") is made as of June 30, 1999, by and among
                         -------
each of the Persons executing this Agreement and listed on the Members Schedule (as herein defined).

          WHEREAS, the Members wish to form a limited liability company pursuant to the Delaware Limited Liability Company Act, Delaware Code, Title 6, Sections 18-101, et seq., as amended from time to time (the "Delaware Act"), by having a
                                                    ------------
Certificate of Formation of the Company (the "Certificate of Formation") filed
                                              ------------------------
with the Secretary of State of the State of Delaware and entering into this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the Members hereby agree as follows:

                                    ARTICLE 1

                                     GENERAL

     1.1  Definitions.  For purposes of this Agreement, the following terms
          -----------
shall have the following meanings:

          "Adjusted Capital Account Deficit" means, with respect to any Member,
           --------------------------------
the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Taxable Year, after giving effect to the following adjustments:

          (i) Crediting to such Capital Account any amount which such Member is obligated to restore or is deemed to be obligated to restore pursuant to Treasury Regulation Sections 1.704-1(b)(2)(ii)(c), 1.704-2 (g)(1), and 1.704-2(i); and

          (ii) Debiting to such Capital Account the items described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

          "Agreement" means this Limited Liability Company Agreement, as
           ---------
originally executed and as may be amended, modified, supplemented or restated from time to time.

          "Bain" means Bain Capital, Inc., a Delaware corporation.
           ----

          "Bain Securities Purchase Agreement" means the Securities Purchase
           ----------------------------------
Agreement, dated as of the date hereof, between the Company and Bain.

          "Bankruptcy" means, with respect to a Member, (i) that such Member has
           ----------
(A) made an assignment for the benefit of creditors, (B) filed a voluntary petition in bankruptcy, (C) been adjudged bankrupt or insolvent, or had entered against such Member an order of relief in any bankruptcy or insolvency proceeding, (D) filed a petition or an answer seeking for such Member any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation or filed an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Member in any proceeding of such nature, or (E) sought, consented to, or acquiesced in the appointment of a trustee, receiver or liquidator of such Member or of all or any substantial part of such Member's properties; (ii) 120 days have elapsed after the commencement of any proceeding against such Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation and such proceeding has not been dismissed; or (iii) 90 days have elapsed since the appointment without such Member's consent or acquiescence of a trustee, receiver or liquidator of such Member or of all or any substantial part of such Member's properties and such appointment has not been vacated or stayed or the appointment is not vacated within 90 days after the expiration of such stay.

          "Book Value" means, with respect to any Company property, the
           ----------
Company's adjusted basis for federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulation
Section 1.704-1(b)(2)(iv)(d)--(g); provided that the Book Value of each asset of the Company shall be adjusted as of the date of any Capital Contribution pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(f) in a manner determined by the President or Secretary of the Company so that the aggregate Book Value of the Company's assets (net of the Company's liabilities) as of such date is equal to the aggregate initial Capital Account balances of the Members (immediately after the Member's Capital Contribution is made).

          "Capital Account" means the capital account maintained for a Member
           ---------------
pursuant to Section 4.2.

          "Capital Contribution" means the cash and/or agreed fair market value
           --------------------
of any asset or property of any nature contributed by a Member to the Company with respect to the Membership Interests held by such Member.

          "Certificate" means the Certificate of Formation, as such Certificate
           -----------
of Formation may be amended, supplemented or restated from time to time.

          "Class A Common Unit" means a Unit having the rights and obligations
           -------------------
specified with respect to Class A Common Units in this Agreement.

          "Class B Common Unit" means a Unit having the rights and obligations
           -------------------
specified with respect to Class B Common Units in this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Common Units" means collectively the Class A Common Units and the
           ------------
Class B Common Units.

          "Company Minimum Gain" has the meaning set forth for "partnership
           --------------------
minimum gain" in Treasury Regulation Section 1.704-2(d).

          "Contributed Capital Account" means, with respect to any Member at any
           ---------------------------
time, the aggregate amount of Capital Contributions that such Member has theretofore contributed to the Company pursuant to Section 4.1.

          "Liquidating Distribution" means any distribution pursuant to Section
           ------------------------
10.2 hereof.

          "Majority in Interest" means, as applied to all of the Members,
           --------------------
Members whose Pro Rata Voting Percentages, in the aggregate, constitute more than 50% of the Pro Rata Voting Percentages of all of the Members.

          "Member Minimum Gain" with respect to each Member Nonrecourse Debt,
           -------------------
means the amount of Company Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(d)(1)) that would result if such Member Nonrecourse Debt were treated as a nonrecourse liability, determined in accordance with Treasury Regulation Section 1.704-2(i)(3).

          "Member Nonrecourse Debt" has the meaning set forth in Treasury
           -----------------------
Regulation Section 1.704-2(b)(4), substituting the term "Company" for the term "partnership" and the term "Member" for the term "partner" as the context requires.

          "Member Nonrecourse Deduction" has the meaning set forth in Treasury
           ----------------------------
Regulation Section 1.704-2(i), substituting the term "Member" for the term "partner" as the context requires.

          "Members" means each Person identified on the Members Schedule as of
           -------
the date hereof who has executed this Agreement or a counterpart hereof and each Person who may hereafter be admitted as a Member in accordance with the terms of this Agreement. The Members shall constitute the "members" (as that term is defined in the Delaware Act) of the Company.

          "Membership Interest" means the entire interest of a Member (a) to a
           -------------------
distributive share of Profits, Losses, and other items of income, gain, loss, deduction and credits of the Company, (b) to a distributive share of the assets of the Company, (c) to vote on, consent to or otherwise participate in any decision of the Members, and (d) to any and all other benefits to which such Member may be entitled as provided in this Agreement or the Delaware Act.

          "Nonrecourse Deductions" has the meaning set forth in Treasury
           ----------------------
Regulation Section 1.704-2(b) (substituting the term "Company" for the term "partnership" as the context requires).

          "Nonvoting Units" means the Class B Common Units.
           ---------------

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

          "Pro Rata Percentage" means, with respect to any Member, the
           -------------------
percentage determined by dividing the number of Common Units held by that Member by the aggregate number of Common Units held by all Members.

          "Pro Rata Voting Percentage" means, with respect to any Member, the
           --------------------------
percentage determined by dividing the number of Class A Common Units held by that Member by the aggregate number of Class A Common Units held by all Members.

          "Sealy" means Sealy, Inc., an Ohio corporation.
           -----

          "Sealy Credit Agreement" means credit agreement and/or other agreement
           ----------------------
or document pursuant to which debt financing is provided to Sealy and/or any of its subsidiaries, as well as any pledge agreement executed in connection therewith.

          "Sealy Securities Purchase Agreement" means the Securities Purchase
           -----------------------------------
Agreement, dated as of the date hereof, between the Company and Sealy.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Taxable Year" means the Company's taxable year ending on the Sunday
           ------------
closest to November 30 (or part thereof in the case of the Company's first and last taxable year), or such other year as is (i) required by Section 706 of the Code or (ii) determined by the President or Secretary of the Company (if no year is so required by Section 706 of the Code).

          "Transfer" means any direct or indirect sale, transfer, conveyance,
           --------
assignment, pledge, hypothecation, gift, delivery or other disposition; provided
                                                                        --------
that, notwithstanding anything contained herein to the contrary, the pledge by
----
Sealy of Units owned by Sealy pursuant to the terms of the Sealy Credit Agreement shall not be in a "Transfer" for purposes of this Agreement, but any actual transfer of title pursuant to such pledge shall be a "Transfer" for purposes of this Agreement.

          "Treasury Regulations" shall mean, except where the context indicates
           --------------------
otherwise, the final, temporary, proposed, or proposed and temporary regulations of the Department of the Treasury under the Code as such regulations may be lawfully changed from time to time.

          "Unit" means a fractional part of a Membership Interest, as provided
           ----
in this Agreement.

          "Voting Units" means the Class A Common Units.
           ------------

     1.2  Construction. Whenever the context requires, the gender of all word
          ------------
used in this Agreement includes the masculine, feminine and neuter and the singular number includes the plural number and vice versa. All references to Articles and Sections refer to articles and sections of this Agreement, and all references to Schedules are to Schedules attached hereto, each of which is made a part hereof for all purposes.

                                    ARTICLE 2

                                  ORGANIZATION

     2.1  Formation.
          ---------

          (a) The Certificate of Formation was prepared, executed and filed with the Secretary of State of the State of Delaware on June 21, 1999, by Cindy Rashed, as an "authorized person" for such purpose within the meaning of the Delaware Act, all of which is hereby authorized and ratified in all respects. The Members hereby constitute the existence of the Company under this Agreement and the Delaware Act. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Delaware Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Delaware Act, control.

          (b) Any officer of the Company as an "authorized person" within the meaning of the Delaware Act, shall, at any time he becomes aware that any statement in the Certificate was false when made, or that any matter described therein has changed making the Certificate false in any material respect, promptly execute, deliver and file any and all amendments thereto and restatements thereof in accordance with the Delaware Act.

          (c) At the time the Company has more than one Member, the Company shall be treated as a partnership for federal, foreign and, if applicable, state and local income tax purposes, and each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment. The Company shall not be deemed a partnership or joint venture for any other purpose.

     2.2  Name. The name of the limited liability company constituted by this
          ----
Agreement is Mattress Holdings International, LLC or such other name or names as the President or Secretary of the Company may from time to time designate; provided, that the name shall always contain the words "Limited Liability Company", "LLC" or "L.L.C."

     2.3  Registered Office; Agent. The Company shall maintain a registered
          ------------------------
office in the State of Delaware at c/o Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805 or at such other place within Delaware as the President or Secretary of the Company may designate. The name and address of the Company's registered agent for service of process on the Company in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805 or such other agent as the President or Secretary of the Company may from time to time designate.

     2.4  Term.  The term of the Company shall continue perpetually unless
          ----
terminated in accordance with the provisions of this Agreement.

     2.5  Purpose; Powers. The purposes and character of the business of the
          ---------------
Company shall be to transact any or all lawful business for which limited liability companies may be organized under the Delaware Act. The Company shall have any and all powers which are necessary or desirable to carry out the purposes and business of the Company, to the extent the same may be legally exercised by limited liability companies under the Delaware Act. The Company shall carry out the foregoing activities pursuant to the arrangements set forth in this Agreement. Notwithstanding anything herein to the contrary, nothing set forth herein shall be construed as authorizing the Company to possess any purpose or power, or to do any act or thing, forbidden by law to a limited liability company organized under the laws of the State of Delaware.

     2.6  Execution of Documents. On June 22, 1999, E. Lee Wyatt, as an
          ----------------------
"authorized person" of the Company, executed, on behalf of the Company, that certain Stock Purchase Agreement ("Purchase Agreement"), between the Company and
                                   ------------------
Malachi Mattress America, Inc., a Delaware corporation ("MMA"), pursuant to
                                                         ---
which the Company agreed to purchase common stock and preferred stock of MMA, all of which is hereby authorized and ratified in all respects. On June 28, 1999, Kenneth L. Walker, as an "authorized person" of the Company, executed, on behalf of the Company, that certain the Stockholders Agreement, between MMA, the Company and the other stockholders of MMA, and other documents contemplated by the Purchase Agreement, all of which is hereby authorized and ratified in all respects.

                                    ARTICLE 3

                                   MEMBERSHIP

     3.1  Units Generally; Membership Interests. The Membership Interests of
          -------------------------------------
the Members shall be represented by issued and outstanding Units, which may be divided into one or more types of classes, with each type or class having the rights and privileges, including voting rights, if any, set forth in this Agreement. As of the date hereof, the Members of the Company are the Persons whose names are set forth on the signature pages hereto and listed on the Members Schedule (as herein defined) as in effect on the date hereof. The Secretary of the Company shall maintain a schedule of all Members from time to time, their respective mailing addresses, the Contributed Capital Account, the number and class of Common Units, and the Pro Rata Percentages for each such Member (as the same may be amended, modified or supplemented from time to time, the "Members Schedule"), a copy of which as of the date hereof is attached
     ----------------
hereto as Schedule A. The Members shall have no interest in the Company other than the interests conferred by this Agreement.

     3.2  Authorization and Issuance of Units.
          -----------------------------------

          (a)  Class A Common Units. The Company hereby authorizes the
               --------------------
issuance of Class A Common Units; 10 of which are outstanding as of the date hereof as set forth on the Members Schedule (as in effect on the date hereof).

          (b)   Class B Common Units. The Company hereby authorizes the
                --------------------
issuance of Class B Common Units; 273,900 of which are outstanding as of the date hereof as set forth on the Members Schedule (as in effect on the date hereof).

          (c)  Additional Units.  Except as expressly provided by this
               ----------------
Agreement, the Company shall not authorize, issue or sell, or cause to be authorized, issued or sold, any Units.

     3.3  Issuance of Units. Subject to the limitations contained in Section
          -----------------
9.4 hereof, the Company (with the approval of the Board) shall have the right to issue any authorized but unissued Units; provided, that the Company shall not issue any Units to any Person who is not then a Member unless such Person has executed and delivered to the Secretary of the Company the documents described in Section 3.4 hereof. Upon the issuance of Units, the Board shall adjust the Capital Accounts of the Members as necessary in accordance with Section 4.2

     3.4  New Members from the Issuance of Membership Interests. After the
          -----------------------------------------------------
date hereof, in order for a Person to be admitted as a Member of the Company pursuant to the issuance of Membership Interests to such Person such Person shall have executed and delivered to the Secretary of the Company a written undertaking to be bound by the terms and conditions of this Agreement substantially in the form of Exhibit A hereto. Upon the amendment of the Members
                             ---------
Schedule by the Secretary of the Company and the satisfaction of any other applicable conditions, including the receipt by the Company of payment for the issuance of the applicable Membership Interests, such Person shall be admitted as a Member and deemed listed as such on the books and records of the Company and thereupon shall be issued his or its Membership Interests. The Board shall also adjust the Capital Accounts of the Members as necessary in accordance with
Section 4.2.

                                    ARTICLE 4

                   CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

     4.1  Capital Contributions.
          ---------------------

          (a)  Contemporaneously with the execution of this Agreement:

               (i) Bain, a Member of the Company, has made a Capital Contribution to the Company in the amount of $1,000, which is such Member's Contributed Capital Account as of the date hereof, and Bain has received in exchange for such Capital Contribution 10 Class A Common Units which represents an initial Pro Rata Percentage of 0.00365%, all of which is set forth on the Members Schedule as of the date hereof. As set forth in the Bain Securities Purchase Agreement, such Capital Contribution consists of cash in the amount of $1,000.

               (ii) Sealy, a Member of the Company, has made a Capital Contribution to the Company in the amount of $27,390,000, which is such Member's Contributed Capital Account as of the date hereof, and Sealy has received in exchange for such Capital Contribution 273,900 Class B Common Units which represents an initial Pro Rata Percentage of 99.99635%, all of which is set forth on the Members Schedule as of the date hereof. As set forth in the Sealy Securities Purchase Agreement, such Capital Contribution consists of cash in the amount of $27,390,000.

          (b) No Member shall make or be required to make any additional Capital Contributions to the Company with respect to such Member's Units. Except as expressly provided herein, no Member, in its capacity as a Member, shall have the right to receive any other cash or any property of the Company.

     4.2  Capital Accounts.
          ----------------

          (a)  Maintenance Rules.  The Company shall maintain for each Member a
               -----------------
separate capital account (a "Capital Account") in accordance with this Section
                             ---------------
4.2(a). Each Capital Account shall be maintained in accordance with the following provisions:

               (i) Such Capital Account shall be increased by the cash amount or Book Value of any property contributed by such Member to the Company pursuant to this Agreement, such Member's allocable share of Profits and any items in the nature of income or gains which are specially allocated to such Member pursuant to Section 5.2 or Section 5.3, and the amount of any liabilities of the Company assumed by such Member or which are secured by any property distributed to such Member.

               (ii) Such Capital Account shall be decreased by the cash amount or Book Value of any property distributed to such Member pursuant to this Agreement, such Member's allocable share of Losses and any items of in the nature of deductions or losses which are specially allocated to such Member pursuant to Section 5.2 or Section 5.3, and the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company.

               (iii) If all or any portion of a Membership Interest is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account, the Contributed Capital Account and the Pro Rata Percentages of the transferor to the extent it relates to the transferred Membership Interest.

               (iv) If a new or existing Member contributed money or property to the Company (other than a de minimis amount as determined by the Board) as consideration for the issuance by the Company of any Units after the date hereof, the Capital Accounts of the Members shall be adjusted in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f).

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b) of the Treasury Regulations and shall be interpreted and applied in a manner consistent with such Treasury Regulations. If the President or Secretary of the Company determines that it is prudent to modify the manner in which the Capital Accounts, or any increases or decreases to the Capital Accounts, are computed in order to comply with such Treasury Regulations, the President or Secretary of the Company may authorize such modifications.

          (b)  Definition of Profits and Losses. "Profits" and "Losses" mean,
               --------------------------------   -------       ------
for each Taxable Year or other period, an amount equal to the Company's taxable income or loss for such Taxable Year or other period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code
Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

               (i) The computation of all items of income, gain, loss and deduction shall include tax-exempt income and those items described in Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for federal income tax purposes.

               (ii) If the Book Value of any Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

               (iii) Items of income, gain, loss or deduction attributable to the disposition of Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

               (iv) Items of depreciation, amortization and other cost recovery deductions with respect to Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the property's Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

               (v) To the extent an adjustment to the adjusted tax basis of any Company property pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

     4.3  Negative Capital Accounts. If any Member has a deficit balance in
          -------------------------
its Capital Account, such Member shall have no obligation to restore such negative balance or to make any Capital Contributions to the Company by reason thereof, and such negative balance shall not be considered an asset of the Company or of any Member.

     4.4  No Withdrawal.  No Member shall be entitled to withdraw any part of
          -------------
its Capital Contribution or Capital Account or to receive any distribution from the Company, except as expressly provided herein.

     4.5  Loans From Members.  Loans by Members to the Company shall not be
          ------------------
considered Capital Contributions.

     4.6  Status of Capital Contributions.
          -------------------------------

          (a) No Member shall receive any interest, salary or drawing with respect to its Capital Contributions or its Capital Account, except as otherwise specifically provided in this Agreement.

          (b) Except as otherwise provided herein and by applicable state law, the Members shall be liable only to make their Capital Contributions pursuant to
Section 4.1(a) hereof, and no Member shall be required to lend any funds to the Company or, after a Member's Capital Contributions have been fully paid pursuant to Section 4.1(a) hereof, to make any additional Capital Contributions to the Company. No Member shall have any personal liability for the repayment of any Capital Contribution of any other Member.

                                    ARTICLE 5

                        ALLOCATIONS OF PROFITS AND LOSSES

     5.1  Allocation of Profits and Losses.
          --------------------------------

          (a)  Allocation of Profits. After giving effect to the allocations
               ---------------------
set forth in Section 5.2 and Section 5.3, Profits for any Taxable Year (or other period) shall be allocated to holders of Common Units pro rata according to their Pro Rata Percentages.

          (b)  Allocation of Losses. After giving effect to the allocations set
               --------------------
forth in Section 5.2 and Section 5.3, Losses for any Taxable Year (or other period) shall be allocated to the holders of Common Units pro rata according to their Pro Rata Percentages.

     5.2  Regulatory and Special Allocations.  Notwithstanding the provisions
          ----------------------------------
of Section 5.1:

          (a) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or 743(b) is required to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated, as provided in Treasury Regulation
Section 1.704-1(b)(2)(iv)(m), as an item of Profits (if the adjustment increases the basis of the asset) or Losses (if the adjustment decreases such basis) and such Profits or Losses shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

          (b) If there is a net decrease in Company Minimum Gain (determined according to Treasury Regulation Section 1.704-2(d)(1)) during any Taxable Year, each Member shall be specially allocated Profits for such Taxable Year (and, if necessary, subsequent Taxable Years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulation Section 1.704-2(g). The items to be so allocated shall be determined in accordance with Treasury Regulation Sections 1.704-2(f)(6) and 1.704-

2(j)(2). This paragraph is intended to comply with the minimum gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

          (c) Member Nonrecourse Deductions shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). Except as otherwise provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Member Minimum Gain during any Taxable Year, each Member that has a share of such Member Minimum Gain shall be specially allocated Profits for such Taxable Year (and, if necessary, subsequent Taxable Years) in an amount equal to that Member's share of the net decrease in Member Minimum Gain. Items to be allocated pursuant to this paragraph shall be determined in accordance with Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2). This paragraph is intended to comply with the minimum gain chargeback requirements in Treasury Regulation
Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

          (d) In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), Profits shall be specially allocated to such Member in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible. This paragraph is intended to comply with the qualified income offset requirement in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

          (e) The allocations set forth in paragraphs (a), (b), (c) and (d) above (the "Regulatory Allocations") are intended to comply with certain
            ----------------------
requirements of the Treasury Regulations under Code Section 704. Notwithstanding any other provisions of this Article 5 (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating Profits and Losses among Members so that, to the extent possible, the net amount of such allocations of Profits and Losses and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to such Member if the Regulatory Allocations had not occurred.

     5.3  Curative Allocations. If the President or Secretary of the Company
          --------------------
determines, after consultation with counsel experienced in income tax matters, that the allocation of any item of Company income, gain, loss, deduction or credit is not specified in this Article 5 (an "unallocated item"), or that the allocation of any item of Company income, gain, loss, deduction or credit hereunder is clearly inconsistent with the Members' economic interests in the Company (determined by reference to the general principles of Treasury Regulation Section 1.704-1(b) and the factors set forth in Treasury Regulation
Section 1.704-1(b)(3)(ii)) (a "misallocated item"), then the President or Secretary of the Company may allocate such unallocated items, or reallocate such misallocated items, to reflect such economic interests; provided that no such allocation will be made without the prior consent of each Member that would be affected thereby (which consent no such Member may unreasonably withhold) and provided further that no such allocation shall have any material effect on the amounts distributable to any Member, including the amounts to be distributed upon the complete liquidation of the Company.

     5.4  Tax Allocations.
          ---------------

          (a) All income, gains, losses, deductions and credits of the Company shall be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and credits among the Members for computing their Capital Accounts, except that if any such allocation for tax purposes is not permitted by the Code or other applicable law, the Company's subsequent income, gains, losses, deductions and credits shall be allocated among the Members for tax purposes, to the extent permitted by the Code and other applicable law, so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

          (b) Items of Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall be allocated among the Members in accordance with Code Section 704(c) and the traditional method of Treasury Regulation Section 1.704-3(b) so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value.

          (c) If the Book Value of any Company property is adjusted pursuant to Section 4.2, subsequent allocations of items of taxable income, gain, loss and deduction with respect to such property shall take account of any variation between the adjusted basis of such property for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c).

          (d) Allocations of tax credit, tax credit recapture, and any items related thereto shall be allocated to the Members according to their interests in such items as determined by the President or Secretary of the Company taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii).

          (e) Allocations pursuant to this Section 5.4 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, distributions or other items pursuant to any provisions of this Agreement.

                                    ARTICLE 6

                                  DISTRIBUTIONS

     6.1  Generally.
          ---------

          (a) Subject to Section 6.2, the President of the Company shall have sole discretion regarding the amounts and timing of distributions to Members, in each case subject to the retention and establishment of reserves of, or payment to third parties of, such funds as it deems necessary with respect to the reasonable business needs of the Company which shall include the payment or the making of provision for the payment when due of the Company's obligations, including the payment of any management or administrative fees and expenses or any other obligations.

          (b) Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any distribution to Members if such distribution would violate Section 18-607 of the Delaware Act or other applicable law.

     6.2  Distributions. Distributions to be made by the Company on any date
          -------------
shall be made to the holders of Common Units pro rata according to their Pro Rata Percentages.

                                    ARTICLE 7

                            MANAGEMENT OF THE COMPANY

     7.1  Officers of the Company.
          -----------------------

          (a)  Establishment. A Majority in Interest of the Members shall
               -------------
appoint individuals as officers ("officers") of the Company, which shall include
                                  --------
(i) a President, (ii) a Secretary and (iii) such other officers (such as any number of Vice Presidents) as a Majority in Interest of the Members deems advisable. Management and control of the Company is hereby delegated to the officers, who shall conduct, direct, and exercise full control over all activities of the Company as provided herein; provided that all officers other than the President shall report to and shall be under the direction of the President. An individual can be appointed to more than one office. Each officer shall be a "manager" (as that term is defined in the Delaware Act) of the Company.

          (b)  Appointment. Effective as of the date hereof, the Majority in
               -----------
Interest of the Members hereby appoint (i) Michael Krupka as President of the Company and (ii) Michael Krupka as Secretary of the Company, in each case, until their successors have been duly appointed and qualified, or until their earlier death, resignation or removal in accordance with the terms of this Agreement.

          (c)  Powers.  The business and affairs of the Company shall be
               ------
managed by or under the direction of the President of the Company and the other officers.

          (d)  Authority of Officers. Any officer of the Company shall have the
               ---------------------
right, power and authority to transact business in the name of the Company or to act for or on behalf of or to bind the Company. Third parties dealing with the Company may rely conclusively upon any certificate of any officer to the effect that such officer is acting on behalf of the Company.

          (e)  Removal, Resignation and Filling of Vacancy of Officers. A
               -------------------------------------------------------
Majority in Interest of the Members may remove any officer, for any reason or for no reason, at any time. Any officer may resign at any time by giving written notice to the Members, and such resignation shall take effect at the date of the receipt of that notice or any later time specified in that notice; provided, that unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any such resignation shall be without prejudice to the rights, if any, of the Company or such officer under this Agreement. A vacancy in any office because of death, resignation, removal or otherwise shall be filled in the manner prescribed in this Agreement for regular appointments to that office.

          (f)  Compensation of Officers.  No officer shall be entitled to
              ------------------------
receive compensation from the Company for performing its duties as an officer under this Agreement.

          (g)  President.  The President shall manage the business and affairs
               ---------
of the Company.

          (h)  Secretary. The Secretary shall (i) be custodian of the company
               ---------
records; (ii) keep a register of the addresses of each Member which shall be furnished to the Secretary by such Member; (iii) have general charge of the Members Schedule; and (iv) in general perform all duties incident to the office of a secretary of a company. The Secretary shall have such other powers and perform such other duties as are provided in this Agreement and as may from time to time be prescribed by the President.

     7.2  Performance of Duties; Liability of Officers. In performing his or
          --------------------------------------------
her duties, each of the officers shall be entitled to rely in good faith on the provisions of this Agreement and on information, opinions, reports, or statements (including financial statements and information, opinions, reports or statements as to the value or amount of the assets, liabilities, profits or losses of the Company or any facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid), of the following other Persons or groups: (a) one or more of the other officers or employees of the Company; (b) any attorney, independent accountant, or other Person employed or engaged by the Company; or (c) any other Person who has been selected with reasonable care by or on behalf of the Company, in each case as to matters which such relying Person reasonably believes to be within such other Person's professional or expert competence. The preceding sentence shall in no way limit any Person's right to rely on information to the extent provided in
Section 18-406 of the Delaware Act. No individual who is an officer of the Company shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort, or otherwise, solely by reason of being an officer of the Company.

     7.3  Indemnification. The officers shall not be liable, responsible or
          ---------------
accountable for damages or otherwise to the Company, or to the Members, and, to the fullest extent allowed by law, each officer shall be indemnified and held harmless by the Company, including advancement of reasonable attorneys' fees and other expenses, but only to the extent that the Company's assets are sufficient therefor, from and against all claims, liabilities, and expenses arising out of any management of Company affairs; provided that (a) such officer's course of
                                   --------
conduct was pursued in good faith and believed by him to be in the best interests of the Company and (b) such course of conduct did not constitute gross negligence or willful misconduct on the part of such officer and otherwise was in accordance with the terms of this Agreement. The rights of indemnification provided in this Section 7.3 are intended to provide indemnification of the officers to the fullest extent permitted by Delaware General Corporation Law regarding a corporation's indemnification of its directors and officers and will be in addition to any rights to which the officer may otherwise be entitled by contract or as a matter of law and shall extend to his heirs, personal representatives and assigns. The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of this Section 7.3. Each officer's right to indemnification pursuant to this Section 7.3 may be conditioned upon the delivery by such officer of a written undertaking to repay such amount if such individual is determined pursuant to this Section 7.3 or adjudicated to be ineligible for indemnification, which undertaking shall be an unlimited general obligation.

                                    ARTICLE 8

                             MEMBERS; VOTING RIGHTS

     8.1  Voting Rights. Except as specifically provided herein or otherwise
          -------------
required by applicable law, each Member shall be entitled to (x) one vote per Voting Unit held by such Member and (y) no votes for any Nonvoting Units held by such Member.

     8.2  Withdrawal; Resignation. A Member shall not cease to be a Member as
          -----------------------
a result of the Bankruptcy of such Member. So long as a Member continues to own or hold any Membership Interests, such Member shall not have the ability to resign as a Member prior to the dissolution and winding up of the Company and any such resignation or attempted resignation by a Member prior to the dissolution or winding up of the Company shall be null and void.

     8.3  Authority.  No Member, in his or its capacity as a Member, shall have
          ---------
the power to act for or on behalf of, or to bind the Company.

     8.4  Limitation of Liability. No Member, in his or its capacity as Member,
          -----------------------
shall have any liability for the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise.

                                    ARTICLE 9

                        TRANSFER OF MEMBERSHIP INTERESTS

     9.1  Restrictions. Each Member acknowledges and agrees that such Member
          ------------
shall not Transfer any Membership Interest(s) except in accordance with the provisions of this Article 9. Any attempted Transfer in violation of the preceding sentence shall be deemed null and void for all purposes, and the Company will not record any such Transfer on its books or treat any purported transferee as the owner of such Membership Interest(s) for any purpose.

     9.2  General Restrictions on Transfer.
          --------------------------------

          (a) Notwithstanding anything to the contrary in this Agreement, no transferee of any Membership Interest(s) received pursuant to a Transfer (but excluding transferees that were Members immediately prior to such a Transfer) shall become a Member in respect of or be deemed to have any ownership rights in the Membership Interest(s) so Transferred unless a Person is admitted as a Member as set forth in Section 9.3(a).

          (b) Following a Transfer of any Membership Interest(s) that is permitted under this Article 9, the transferee of such Membership Interest(s) shall succeed to the Capital Account, Contributed Capital Account and the Pro Rata Percentages associated with such Membership Interest(s) and shall receive allocations and distributions under Articles 4, 5, 6 and 10 in respect of such Membership Interest(s).

          (c)  Any Member who Transfers all of his or its Membership Interests
(i) shall cease to be a Member upon such Transfer, and (ii) shall no longer possess or have the power to exercise any rights or powers of a Member of the Company.

          (d) Notwithstanding anything contained herein to the contrary, no Member may Transfer any Membership Interest(s) without the prior written consent of the President of the Company (provided that the President of the Company shall be deemed to have given his prior written consent to any Transfer of Membership Interest(s) by any Member pursuant to the Sealy Credit Agreement).

     9.3  Procedure for Transfers. Subject in all events to the general
          -----------------------
restrictions on Transfers contained in Sections 9.1 and 9.2, a Member may Transfer all or any part of his or its Membership Interests in accordance with this Section 9.3.

          (a) No Transfer of Membership Interest(s) may be completed until the prospective transferee is admitted as a Member of the Company by executing and delivering to the Secretary of the Company a written undertaking to be bound by the terms and conditions of this Agreement substantially in the form of Exhibit
                                                                        -------
A hereto. Upon the amendment of the Members Schedule by the Secretary of the
-
Company and the satisfaction of any other applicable conditions, such prospective transferee shall be admitted as a Member and deemed listed as such on the books and records of the Company.

          (b) Unless waived by the President or Secretary of the Company, no Member may Transfer any Membership Interests (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer.

     9.4  Limitations.
          -----------

          (a) Notwithstanding anything to the contrary in this Agreement, no Membership Interest may be Transferred if such Transfer would result in the Company having more than 100 "beneficial owners" as defined and determined by the Investment Company Act of 1940, as amended from time to time.

          (b) In order to permit the Company to qualify for the benefit of a "safe harbor" under Code Section 7704, notwithstanding anything to the contrary in this Agreement, no Transfer of any Membership Interest shall be permitted or recognized by the Company (within the meaning of Treasury Regulation Section 1.7704-1(d)) if and to the extent that such Transfer would cause the Company to have more than 100 partners (within the meaning of Treasury Regulation

Section 1.7704-1(h), including the look-through rule in Treasury Regulation
Section 1.7704-1(h)(3)).

                                   ARTICLE 10

                           DISSOLUTION AND LIQUIDATION

     10.1  Dissolution.  The Company shall be dissolved and its affairs wound
           -----------
up only upon the happening of any of the following events:

           (a) the sale or other disposition by the Company of all or substantially all of the assets it then owns;

           (b) the written consent of a Majority in Interest of the Members;

           (c) the entry of a decree of judicial dissolution under (S) 18-802 of the Delaware Act.

Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the winding up of the Company has been completed, the assets of the Company have been distributed as provided in Section 10.2 and the Certificate shall have been canceled.

     10.2  Liquidation.
           -----------

           (a) Upon dissolution of the Company, a liquidator or liquidating committee appointed by a Majority in Interest of the Members shall be the liquidator (the "Liquidator"). The Liquidator shall be entitled to receive such
                 ----------
compensation for its services as may be approved by a Majority in Interest of the Members. The Liquidator shall agree not to resign at any time without 30 days prior written notice. Except as expressly provided in this Article 10, the Liquidator appointed in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the officer of the Company under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Company as provided for herein.

           (b) The Liquidator shall liquidate the assets of the Company, and apply and distribute the proceeds of such liquidation, in the following order of priority, unless otherwise required by mandatory provisions of applicable law:

               (i) the payment to the creditors of the Company, including Members, in order of priority as provided by law;

               (ii) to establish or add to such reserves as the Liquidator may deem necessary or appropriate; and

               (iii) to the Members as provided in Section 6.2.

The reserves established pursuant to subparagraph (ii) shall be paid over by the Liquidator to a bank or other financial institution, to be held in escrow for the purpose of paying any contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Liquidator deems advisable, such reserves shall be distributed to the Members in the priorities set forth in this
Section 10.2(b).

           (c) The Members shall not be responsible for restoring any negative balance in their Capital Accounts upon termination or dissolution of the Company.

           (d) In any termination or dissolution of the Company, the Company may distribute the assets of the Company to Members in cash, ratably in kind or any combination thereof. Each distribution in kind of property pursuant to
Section 10.2(b)(iii) shall be distributed based upon the fair market value of such property. If a Liquidating Distribution is made both in cash and in kind, such Liquidating Distribution shall be made so that, to the fullest extent practicable, the percentage of cash and any other assets distributed to each Member is identical.

           (e) Distributions upon liquidation of the Company (or any Member's interest in the Company) and related adjustments shall be made by the end of the Taxable Year of the liquidation (or, if later, within ninety (90) days after the date of such liquidation) or as otherwise permitted by Treasury Regulation
Section 1.704-1(b)(2)(ii)(b), including requirements (2) and (3) thereof.

           (f) Upon completion of the distribution of the assets of the Company as provided in Section 10.2(b) hereof, the Company shall be terminated and the Liquidator shall cause the cancellation of the Certificate in the State of Delaware and of all qualifications and registrations of the Company as a foreign limited liability company in jurisdictions other than the State of Delaware and shall take such other actions as may be necessary to terminate the Company.

           (g) Each Member hereby waives any rights to partition of the assets of the Company.

                                   ARTICLE 11

                        GENERAL/MISCELLANEOUS PROVISIONS

     11.1  Notices. Except as expressly set forth to the contrary in this
           -------
Agreement, all notices, requests or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by depositing that writing in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested or by delivering that writing to the recipient in person, by courier, or by facsimile transmission; and a notice, request, or consent given under this Agreement is effective on receipt by the Person who receives it. All notices, requests and consents to be sent to a Member must be sent to or made at the address (or facsimile number) given for that Member on the Members Schedule or such other address (or facsimile number) as that Member may specify by notice to the Secretary of the Company. Any notice, request or consent to the Company must be given to the Secretary of the Company. Whenever any notice is required to be given by law or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

     11.2  Governing Law. This Agreement and the rights of the parties hereunder
           -------------
shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.

     11.3  Entire Agreement. This Agreement, the Bain Securities Purchase
           ----------------
Agreement and the Sealy Securities Purchase Agreement constitutes the entire agreement of the parties thereto relating to the Company and supersede all prior contracts or agreements with respect to the Company, whether oral or written.

     11.4  Amendment or Modification. This Agreement and any provision hereof
           -------------------------
may be amended or modified from time to time, only by the prior approval of a Majority in Interest of the Members.

     11.5  Binding Effect. Subject to the restrictions on Transfers set forth
           --------------
in this Agreement, this Agreement is binding on and shall inure to the benefit of the Members and their respective heirs, legal representatives, successors and permitted assigns.

     11.6  Counterparts. This Agreement may be signed in any number of
           ------------
counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement.

     11.7  Severability. Each provision of this Agreement shall be considered
           ------------
severable and if for any reason any provision or provisions herein (a) are determined to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid or (b) would cause any Member to be bound by the obligations of the Company under the laws of any state or locale as the same may now or hereafter exist, such provision or provisions shall be deemed void and of no effect.

     11.8  Headings. All section headings or captions contained in this
           --------
Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

     11.9  Parties in  Interest.  Nothing herein shall be construed to be to
           -------------------
the benefit of or enforceable by any third party including, but not limited to, any creditor of the Company.

     11.10  Further Assurances. The Members will execute and deliver such
            ------------------
further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

     11.11  No Strict Construction. The parties to this Agreement have
            ----------------------
participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     11.12  Time of the Essence; Computation of Time. Time is of the essence
            ----------------------------------------
for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a Saturday, Sunday, or any date on which commercial banks in the State of Delaware are authorized to be closed, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

                                    * * * * *

     IN WITNESS WHEREOF, this Limited Liability Company Agreement has been duly executed on the day and year first above written.

                            SEALY, INC.


                            By: /s/ Kenneth L. Walker
                                ---------------------------------------------
                                Name:  Kenneth L. Walker
                                Title: Vice President, General Counsel and
                                       Secretary


                            BAIN CAPITAL, INC.


                            By: /s/ Michael Krupka
                                ---------------------------------------------
                                Name:
                                Title:

                                                                     Schedule A
                                                                     ----------
                                                                    Page 1 of 2

                      Mattress Holdings International, LLC
                                Members Schedule
                              (as of June 30, 1999)

                                                      Common Units
                                                    -----------------
                                     Contributed
                                       Capital      Class       Class                      Pro Rata
   Name of Member                      Account        A           B         Total         Percentages
-----------------------              -----------    -----      ------      --------       -----------
Bain Capital, Inc.                   $     1,000     10           -           10            0.00365%
Sealy, Inc.                          $27,390,000      -        273,900      273,900        99.99635%
           Totals                    $27,391,000     10        273,900      273,910           100.0%

                                       -A-1-

                                                                      Schedule A
                                                                      ----------
                                                                     Page 2 of 2

                      Mattress Holdings International, LLC
                                Members Schedule
                              (as of June 30, 1999)

Addresses of Members
--------------------

1.   Bain Capital, Inc.
     Two Copley Plaza
     Boston, Massachusetts 02116
     Attention:  Michael Krupka

2.   Sealy, Inc.
     One Office Parkway
     Trinity, North Carolina 27370
     Attention:  Ron Jones

                                       -A-2-

                                                                      Exhibit A
                                                                      ---------

                               FORM OF JOINDER TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                       -----------------------------------

     THIS JOINDER to the Limited Liability Company Agreement of Mattress Holdings International, LLC, a Delaware limited liability company (the "Company"), dated as of June 30, 1999, as amended or restated from time to time,
 -------
by and among the Members of the Company (the "Agreement"), is made and entered
                                              ---------
into as of _________ by and between the Company and ________________ ("Holder").
                                                                       ------
Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

     WHEREAS, on the date hereof, Holder has acquired [Class A/Class B] Common Units from _____________ and the Agreement and the Company require Holder, as a holder of such [Class A/Class B] Common Units, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

     1.  Agreement to be Bound. Holder hereby agrees that upon execution of this
         ---------------------
Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed, and is hereby admitted as, a Member for all purposes thereof.

     2.  Members Schedule. For purposes of the Members Schedule, the address of
         ----------------
the Holder is as follows:

                  [Name]
                  [Address]

     3.  Governing Law. This Agreement and the rights of the parties hereunder
         -------------
shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.

     4.  Descriptive Headings. The descriptive headings of this Joinder are
         --------------------
inserted for convenience only and do not constitute a part of this Joinder.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                      MATTRESS HOLDINGS INTERNATIONAL, LLC


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      [HOLDER]


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:

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